UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

December 8, 2006

Date of Report (Date of earliest event reported)

SPECTRUM PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-28782	93-0979187
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

157 Technology Drive Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

(949) 788-6700

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 8, 2006, the Compensation Committee of the Board of Directors of Spectrum Pharmaceuticals, Inc. (the “Company”) approved fiscal 2006 bonus payments and 2007 base salaries (effective January 1, 2007) for the Company’s named executive officers, as set forth below in the following table:

Name	Fiscal 2006 Bonus	Fiscal 2007 Base Salary
Rajesh Shrotriya, Chairman, Chief Executive Officer and President	$250,000	$500,000
Luigi Lenaz, Chief Scientific Officer	$100,000	$370,000
Shyam Kumaria, Vice President, Finance	$50,000	$250,000

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 14, 2006

SPECTRUM PHARMACEUTICALS, INC.

By:	/s/ Shyam Kumaria
Name:	Shyam Kumaria
Title:	V.P., Finance